Exhibit 32.2

Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Southwest Bancorporation of Texas, Inc. (the “Company”), does hereby certify that:

     1) the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Company’s Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 27, 2003

/s/ Randall E. Meyer

Randall E. Meyer Executive Vice President and Chief Financial Officer